Nasdaq:ENVB

ENVERIC BIOSCIENCES

Next Generation Mental Health™

CORPORATE PRESENTATION
Q3 2023



Enveric.com

Disclaimer

No Offer or Solicitation
This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information and Where to Find It
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements provide Enveric Biosciences, Inc.'s ("Enveric Biosciences") current expectations or forecasts of future events. You can identify these statements by the fact that they do not relate strictly to historical or current facts. You can find many (but not all) of these statements by looking for words such as "seeks," "believes," "hopes," "expects," "anticipates," "estimates," "projects," "potential," "intends," "plans," "would," "should," "could," "may," "will" or other similar expressions. In particular, these include statements relating to future actions, Enveric Biosciences' prospective products, applications and customers, information about future performance and results of prospective products. These forward-looking statements are subject to certain risks and uncertainties that are outside Enveric Biosciences' control and could cause actual results to differ materially from Enveric Biosciences' historical experience and its present expectations or projections. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to:

- Enveric Biosciences' dependence on the success of its prospective product candidates, which are in preclinical stages of development and may not reach a particular stage in development, receive regulatory approval or be successfully commercialized;
- potential difficulties that may delay, suspend, or scale back Enveric Biosciences' efforts to advance additional early research programs through preclinical development and investigational new drug application filings and into clinical development;
- the limited study on the effects of medical psychedelics, and the chance that future clinical research studies may lead to conclusions that dispute or conflict with Enveric Biosciences' understanding and belief regarding the medical benefits, viability, safety, efficacy, dosing, and social acceptance of psychedelics;
- the expensive, time-consuming, and uncertain nature of clinical trials, which are susceptible to change, delays, termination, and differing interpretations;
- the ability to establish that potential products are efficacious or safe in preclinical or clinical trials;
- the fact that Enveric Biosciences' current and future preclinical and clinical studies may be conducted outside the United States, and the United States Food and Drug Administration may not accept data from such studies to support any new drug applications Enveric Biosciences may submit after completing the applicable developmental and regulatory prerequisites;
- Enveric Biosciences' ability to effectively and efficiently build, maintain and legally protect its molecular derivatives library so that it can be an essential building block from which those in the biotech industry can develop new patented products;
- Enveric Biosciences' ability to establish or maintain collaborations on the development of therapeutic candidates;
- Enveric Biosciences' ability to obtain appropriate or necessary governmental approvals to market potential products;
- Enveric Biosciences' ability to manufacture product candidates on a commercial scale or in collaborations with third parties;
- Enveric Biosciences' significant and increasing liquidity needs and potential requirements for additional funding;
- Enveric Biosciences' ability to obtain future funding for developing products and working capital and to obtain such funding on commercially reasonable terms;
- legislative changes related to and affecting the healthcare system, including, without limitation, changes and proposed changes to the Patient Protection and Affordable Care Act;
- the intense competition Enveric Biosciences' faces, often from companies with greater resources and experience than Enveric Biosciences;
- Enveric Biosciences' ability to retain key executives and scientists;
- the ability to secure and enforce legal rights related to Enveric Biosciences' products, including intellectual property rights and patent protection;
- Enveric Biosciences' success at managing the risks involved in the foregoing.

Additional information concerning these risks, uncertainties and assumptions can be found in Enveric Biosciences' filings with the SEC, including the risk factors discussed in Enveric Biosciences' most recent Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and future filings with the SEC.

Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Enveric Biosciences. You are cautioned not to rely on Enveric Biosciences' forward-looking statements. These forward-looking statements are and will be based upon management's then current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Enveric Biosciences does not assume any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.


Next Generation
Mental Health™

Mental Health Epidemic

WIDESPREAD

1 in 4

experiences a mental illness in any given year

HIGH DISABILITY

Mental illness and substance use disorders are the leading causes of disability

LOW EFFICACY

40%

First line SSRIs treatments work for less than half of patients

Source: AHRQ

DIMINISHED LONGEVITY

People with severe mental health conditions die

10 to 20 years

Earlier than the general population

Source: CAMH



TARGETED DISORDERS

1. ANXIETY DISORDERS
2. DEPRESSION
3. PTSD

Patients with these conditions have been observed to suffer from **impaired neural connectivity** in certain regions of the brain

Neuroplastogens: A new Class of Drugs


Prefrontal
Cortex

Healthy Brain: Neurons in the prefrontal cortex (PFC) regulate emotional behavior via Top-Down control of the amygdala.

This modulates the fight-or-flight thoughts and emotions that originate in the amygdala

Neuropsychiatric Illness: Reduced neural connections in the PFC impairs the Top-Down control, resulting in the symptoms of anxiety, depression and PTSD

Neuroplastogens stimulate neuroplasticity in the PFC, which restores it to normal function and rescues the Top-Down control of the amygdala

Our Portfolio of Neuroplastogen Molecules

- The Psybrary™: Our library of 500+ potential neuroplastogen drug candidates
- We combined synthetic biology and chemistry technologies to create a highly diverse portfolio for drug discovery
- Molecules are designed based on structures of known serotonin (5HT) receptor ligands, including tryptamines and others
- Psybrary™ candidates demonstrated to bind to numerous serotonin receptors



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Psybrary™

Distinct Neuroplastogen Treatment Paradigms



In Clinic

- High dose
- Clinical setting
- One course of therapy potentially provides benefit for months
- Treatment is associated with hallucinations
- Time consuming
- Appropriate for a limited patient population

Prescription Model

- Moderate dose
- Prescription model
- Taken regularly
- Minimal side effects and reduced hallucinations
- Available to a large patient population

Pipeline Programs

PROGRAM	INDICATION	PERFORMANCE GOALS	DISCOVERY	PRE-CLINICAL	PHASE I	NEXT MILESTONE
In Clinic: EB-373	**Anxiety**	5HT2AR ligand, Brain-targeted, Faster-acting, Shorter duration, Reduced GI upset				Initiate FIH in Australia
Prescription: EVM301 - Family of Molecules	**Anxiety, Depression, other Disorders**	5HT2AR ligand, Sub-clinical /non-hallucinogenic, Improved cardiac safety profile, Orally bioavailable, chronic administration, reduced abuse potential				Lead Selection

In Clinic Program: EB-373

Synopsis of Target Benefits

- Altered metabolic and pharmacokinetic properties relative to psilocybin to achieve improved risk/benefit profile
- Flexible delivery route – potential for oral, intra-nasal, buccal or intravenous route for
  - Faster access to target receptor and target location
  - Therapeutic benefit at lower dose
  - Reduced GI Upset
- Faster-acting, shorter duration

Proprietary Protection

- Received one patent and one Notice of Allowance from the USPTO protecting composition of matter of EB-373 and similar molecules



INDICATION	DISCOVERY	PRE-CLINICAL	PHASE I	NEXT MILESTONE	PARTNER
Anxiety Disorders				Initiation of FIH study	In discussions

EB-373 Development



Developed an improved formulation of EB-373 designed to enhance the drug product's scalability, stability, and delivery for ongoing preclinical studies and planned clinical development.



Established Enveric Therapeutics Pty. Ltd., an Australia-based subsidiary, to support the Company's plans to advance its EVM201 Series, including lead candidate EB-373, towards the clinic.



Agreement with Avance Clinical, an Australia-based CRO, for its planned Phase 1 clinical trial of EB-373.



Positive results from animal studies demonstrating oral bioavailability and well tolerated side effect profile for EB-373



Completed in-vitro metabolism studies of lead candidate EB-373

Anxiety Market: New Treatments Needed

- Anxiety disorders are among the most common CNS Disorders, ranking second.
- Anxiety disorders are chronic conditions that remain poorly controlled despite available treatments.
- The last FDA-approved drug to treat Generalized Anxiety Disorder was Cymbalta (Duloxetine) approved nearly 20 years ago (2004).

Market

$16.3 B

USD Market by 2029

Source: Data Bridge

Top 5 CNS Disorders Prevalence Per Million



Headache
152.8
Anxiety Disorders
69.1
Sleep disorders
44.9
Mood disorders
33.3
Somatoform disorder
20.4

Percent of Adults Ages 18-64 in the General Population Who Meet Diagnostic Criteria for Anxiety Disorders in the Past Year and in Their Lifetime

ANXIETY DISORDER	12 Month Prevalence %	Lifetime Prevalence %
Specific Phobia	10.1	13.8
Social Anxiety Disorder	8	13
Generalized Anxiety Disorder	2.9	6.2
Panic Disorder	3.1	5.2
Agoraphobia	1.7	2.6

Adapted from: Kessler et al. Twelve-month and lifetime prevalence and lifetime morbid risk of anxiety and mood disorders in the United States. Int J Methods Psych Res. 21(3): 169–184 (2012).

Prescription Model Program: EVM301


Prescription

Synopsis of Target Benefits

- Reduced hallucination profile
- Improved cardiac safety
- Orally bioavailable, chronic administration
- Treatment in clinic not required
- Drug intended to be prescribed for regular maintenance and taken at times and in settings more convenient to patient

Proprietary Protection

- Received Notice of Allowance from USPTO for composition of matter of numerous EVM301 drug candidates

INDICATION	DISCOVERY	PRE-CLINICAL	PHASE I	NEXT MILESTONE	PARTNER
Anxiety, Depression, other Disorder				Lead Selection	In discussions

Neuropsychiatric Market Rapidly Growing

- Neuropsychiatric disorders continue to be a tremendous unmet need with limited innovation.
- The last FDA-approved drug to treat Neurpsychiatric disorders was Esketamine (2019) and Brexpiprazole (2015) both as an adjunctive therapy.
- The most widely used drug- Sertraline, best known by the brand name Zoloft (Pfizer, New York City), is a venerable antidepressant that was approved by the US Food and Drug Administration in 1991.

Market

The global behavioral drug market size is expected to reach

$58.9 B

by 2031

Source: Visiongain

Current Behavioral Market Size by Disorder Type



MARKET SIZE IN $ BILLION
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
$5.1
$0.5
$10.9
$16.1
$11.3
$11.1
$9.6
$9.7
$8.3
Bipolar Disorder
Eating Disorder
Anxiety Disorders
PTSD
Depression
Generalized Anxiety Disorder
Panic Disorder
Major Depressive Disorder
Addiction

DISORDER	12 Month Prevalence %
Anxiety	19.1
Depression	8.3
PTSD	3.6
Panic Disorder	3.1
Addiction	1.7

Source: NIH

Intellectual Property

Psybrary™: Portfolio of 500+ drug candidates

Patents

- EB-373:
  - US Patent 11,707,447 and two more US and PCT applications – compositions of numerous molecules
  - Prodrug molecules other than EB-373
    - One US Notice of Allowance, nine more US and six PCT applications – compositions of numerous molecules
- EVM301:
  - One Notice of Allowance – composition of numerous molecules
  - Nine more US applications pending and multiple foreign applications in three patent families

Regulatory Exclusivity

- US: 5 years New Chemical Entity (NCE)
- Europe: 8-year Data Exclusivity

PsyAI™: Artificial Intelligence tool that identifies promising candidates



Potential for Strategic Drug Development Deals

Example Partnership:

SAGE THERAPEUTICS CONTRACT

Collaboration and License Agreement
Partners: Biogen, Sage
Jurisdiction: Global
Products: Sage-217, Sage-324
Stage: Phase 3
Indications: PPD, MDD, essential tremor, other
Upfront: $875M
Equity Investment: $650M at 40% premium
Milestones: Sage-217, up to $475M;
Sage-324 up to $520M;
plus up to $525M per class
Profit Share: US - 50:50;
Asia – SAGE;
ex-US, ex-Asia - ~20%



Upfront Cash and/or Equity Purchase
Milestone Payments
PHASE I
PHASE II
PHASE III
FDA APPROVAL
COMMERCIALIZATION
Share responsibility and costs for development as well as profits and losses for commercialization globally.
Profit Share / Royalties

Company	Program	Status	Ticker	Market Cap	Progress
Enveric Biosciences	Gen 2 Gen 3	Public	NASDAQ:ENVB	$6.11M	Pre-Clinical Discovery
Compass Pathways	Gen 1 Gen 2	Public	NASDAQ:CMPS	$413.3M	Phase 3 Pre-Clinical
Cybin Inc.	Gen 2 Gen 3	Public	NYSE:CYBN	$129.4M	Phase 2 Pre-Clinical
Gilgamesh Pharmaceuticals	Gen 2 Gen 3	Private	-	$73.6 Total funding – Pitchbook Most recent raise (May 2022) $39M Series B, $149.5M PreMoney	Phase 1 Phase 1
Delix Therapeutics	Gen 2 Gen 3	Private	-	$102.75 Total funding - Pitchbook Most recent raise (Jan 2022), $30M	Phase 1 Pre-Clinical

*as of July 12 2023

Competitive Landscape

Value Inflection Points

EB373

- File HREC for EB373 in Australia
- First patient dosed in Phase 1 clinical trial – EB373
- Positive results from initial Phase 1 clinical trial for EB373
- File IND for EB373 in US

EVM301

- Additional Notices of Allowance for EVM301
- Lead candidate nomination for EVM301
- Manufacturing- optimized formulation EVM301
- File IND for EVM301 lead candidate
- Positive results from initial Phase 1 clinical trial – EVM301



The Future of Neuroplastogen Medicine

Pipeline provides multiple shots on goal

- Patented molecules can address multiple psychological indications

Strong IP Portfolio

- One patent and two patent Notices of Allowance with 10+ more anticipated
- Large number of molecules expected to act as neuroplastogens
- Regulatory exclusivity
- PsyAI™: Artificial Intelligence tool that identifies promising candidates

Separate Indications & Targets

- Unique partnerships opportunities for each program

Market demand

- Significant pharma demand for neuroplastogens anticipated, yet only a small number of companies developing viable neuroplastogen medicines


Nasdaq:ENVB

Nasdaq:ENVB

ENVERIC BIOSCIENCES

Next Generation Mental Health™

Enveric.com